SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1 )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14c-6(e)(2))
( ) Definitive Proxy Statement
(X) Definitive Additional Materials
( ) Soliciting Material Pursuant to Section 240.14a-12

_____________________________________________________________________________________

VARIABLE INSURANCE FUNDS

_____________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X) No fee required.

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

( ) Fee paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

VARIABLE INSURANCE FUNDS

3435 Stelzer Road

Columbus, Ohio 43219-3035

Free Enterprise Action Fund

(the "Fund")

March 2, 2006

Dear Investor:

We are writing to inform you that the special meeting of shareowners of the Fund which was originally scheduled for February 21, 2006, has been adjourned due to a lack of investor response. This meeting is now scheduled for March 22, 2006 at 11:00 a.m., Eastern Time, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as further adjourned from time to time. Our records indicate that we have not received your vote.

YOUR VOTE IS NEEDED IMMEDIATELY!

Shareowners of the Fund are asked to consider the election of five nominees to the Board of Trustees of the Variable Insurance Funds (the "Trust"). This proposal is described in detail in the notice, proxy statement and other proxy materials dated January 20, 2006, which previously were furnished to you.

The Trustees have unanimously approved the proposal to elect the nominees and now recommend that you vote "FOR" the proposal.

A SHAREOWNER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE TRUST TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

PROXY CARD

VARIABLE INSURANCE FUNDS

Free Enterprise Action Fund

(the "Fund")

SPECIAL MEETING OF SHAREOWNERS

March 22, 2006

The undersigned hereby appoints Timothy J. Bresnahan and Lori Oliveira as his or her proxy with full power of substitution to vote and act with respect to all shares of the Fund beneficially owned by the undersigned at the Special Meeting of Shareowners to be held at 11:00 a.m., Eastern Time, on March 22, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as further adjourned from time to time (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS. The Board of Trustees recommends that you vote FOR each nominee.

Please vote, date and sign on the reverse and return promptly in the enclosed envelope.
Proposal 1:	FOR ALL NOMINEES		FOR INDICATED NOMINEE(S)	WITHHOLD AUTHORITY TO VOTE FOR INDICATED NOMINEE(S)
To elect the following five nominees to the Board of Trustees:	[ ]
1. James H. Woodward 2. Michael Van Buskirk 3. Maurice Stark 4. Diane E. Armstrong 5. Walter Grimm		or	[ ] [ ] [ ] [ ] [ ]	[ ] [ ] [ ] [ ] [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD DATE:
__________________________________	__________________________________
Shareowner sign here	Co-Owner sign here

__________________________________	__________________________________
Print Name and Title (if applicable)	Print Name and Title (if applicable)